UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 9, 2016

Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Amendment to Restructuring Support Agreement

On October 20, 2016, Stone Energy Corporation (“Stone”) and certain of its subsidiaries (collectively, the “Company”) entered into a restructuring support agreement, as amended on November 4, 2016, November 9, 2016, and November 15, 2016 (the “RSA”), with certain (i) holders of the Company’s 1  3⁄4% Senior Convertible Notes due 2017 (the “Convertible Notes”) and (ii) holders of the Company’s 7  1⁄2% Senior Notes due 2022 (together with the Convertible Notes, the “Notes” and the holders thereof, the “Noteholders”), to support a restructuring on the terms of a pre-packaged plan of reorganization as described therein (the “Plan”). On December 9, 2016, the Company and the Noteholders entered into a fourth amendment to the RSA (the “Fourth RSA Amendment”) pursuant to which the requirement to commence the chapter 11 cases will be extended from December 9, 2016 to December 13, 2016.

The foregoing description of the Fourth RSA Amendment is qualified by reference to the full text of such amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Although the Company intends to pursue the restructuring in accordance with the terms set forth in the RSA, as amended by the Fourth RSA Amendment, there can be no assurance that the Company will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA as amended by the Fourth RSA Amendment, on different terms or at all.

The information contained in the Fourth RSA Amendment and this Form 8-K are for informational purposes only and do not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company, nor do they constitute a solicitation of consent from any persons with respect to the transactions contemplated hereby and thereby. While we expect the restructuring will take place in accordance with the Plan, there can be no assurance that the Company will be successful in completing a restructuring. Securityholders are urged to read the disclosure materials, including the disclosure statement, if and when they become available because they will contain important information regarding the restructuring. A copy of the disclosure statement was attached as Exhibit 99.1 to Stone’s Current Report on Form 8-K dated November 17, 2016.

First Amendment to Purchase and Sale Agreement

On October 20, 2016, the Company entered into a purchase and sale agreement (the “PSA”) with TH Exploration III, LLC, an affiliate of Tug Hill, Inc. (“Tug Hill”). Pursuant to the terms of the PSA, Stone agreed to sell approximately 86,000 net acres in the Appalachia regions of Pennsylvania and West Virginia (the “Properties”) to Tug Hill for $360 million in cash, subject to customary purchase price adjustments. On December 9, 2016, Tug Hill and Stone entered into a first amendment to the PSA (the “First PSA Amendment”) pursuant to which the requirement to commence the chapter 11 cases will be extended from December 9, 2016 to December 14, 2016.

The foregoing description of the First PSA Amendment is qualified by reference to the full text of such amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Fourth Amendment to Credit Agreement

On December 9, 2016, the Company entered into Amendment No. 4 (the “Fourth Credit Agreement Amendment”) to the Fourth Amended and Restated Credit Agreement dated as of June 24, 2014 (as amended, the “Credit Agreement”) among Stone, certain of the Company’s subsidiaries, as guarantors, and the financial institutions party thereto. The Fourth Credit Agreement Amendment amends the Credit Agreement to modify the anti-hoarding cash provisions therein, which become effective as of December 10, 2016.

The foregoing description of the Fourth Credit Agreement Amendment is qualified by reference to the full text of such amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 9, 2016, the Company issued a press release announcing the Fourth RSA Amendment, the First PSA Amendment and the Fourth Credit Agreement Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to consummate the sale of the Properties as contemplated by the PSA; the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Plan; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents, the length of time that the Company might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in the Bankruptcy Cases, which may interfere with the ability to confirm and consummate a plan of reorganization in accordance with the terms of the Plan; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization in accordance with the terms of the Plan; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Restructuring Support Agreement, dated December 9, 2016.

10.2	First Amendment to Purchase and Sale Agreement, dated December 9, 2016.

10.3	Fourth Amendment to Credit Agreement, dated December 9, 2016.

99.1	Press Release issued by the Company on December 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: December 9, 2016	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Fourth Amendment to Restructuring Support Agreement, dated December 9, 2016.

10.2	First Amendment to Purchase and Sale Agreement, dated December 9, 2016.

10.3	Fourth Amendment to Credit Agreement, dated December 9, 2016.

99.1	Press Release issued by the Company on December 9, 2016.